                                                                     Exhibit 4.2
                                                                     -----------

                           FORM OF SHARE CERTIFICATE
                           -------------------------

            8  1/2% SERIES B CUMULATIVE REDEEMABLE PREFERRED SHARES
                           $0.01 PAR VALUE PER SHARE
                    LIQUIDATION PREFERENCE $25.00 PER SHARE

                   [LOGO OF FEDERAL REALTY INVESTMENT TRUST]
                (GOVERNING LAW CHANGED TO THE STATE OF MARYLAND)

                                         CUSIP #313747 50 3

                                         SEE REVERSE FOR IMPORTANT NOTICE OF
                                         TRANSFER RESTRICTIONS AND OTHER
                                         INFORMATION

THIS CERTIFIES THAT [SPECIMEN]

is the owner of _________________

fully paid and non-assessable 8 1/2% Series B Cumulative Redeemable Preferred Shares, par value $0.01 per share, in Federal Realty Investment Trust, transferable on the books of the Trust in person or by attorney duly authorized in writing upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Trust's Declaration of Trust and any amendments thereof, copies of which are on file with the transfer agent, to all provisions of which the holder hereof by acceptance of this certificate assents. This certificate is not valid unless countersigned by the transfer agent and registered by the transfer agent and registrar.

WITNESS the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

DATED:

                                         Countersigned and Registered: American
                                         Stock Transfer & Trust Company,
                                         Transfer Agent and Registrar


/s/ Steven J. Guttman            /s/ Nancy J. Herman       By:
Chairman and Chief Executive     Secretary
Officer                                                    Authorized Signature

                        [FORM OF REVERSE OF CERTIFICATE]

     DUE TO THE AMENDMENT AND RESTATEMENT OF THE TRUST'S DECLARATION OF TRUST, THE SHARES REPRESENTED HEREBY ARE ISSUED AND HELD SUBJECT TO ALL OF THE PROVISIONS OF THE BYLAWS OF THE TRUST, AS AMENDED, IN ADDITION TO THE DECLARATION OF TRUST, AS AMENDED


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed a though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common                                  UNIF GIFT MIN ACT
                                                                                     ----------------------------------------------
TEN ENT  --  as tenant by the entireties                                                   (Cust.)              (Minor)

JT TEN   --  as joint tenants with the                                               under Uniform Gifts to Minors Act
             right of survivorship and not as
             tenants in common                                                       --------------------------------------
                                                                                                    (State)

Additional abbreviations may be used though not in the above list.

For Value Received, ____________________________________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE.
                        -------------------------------
|                                 |
                                  -

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

                                                       8 1/2% Series B
-------------------------------------------------------
Cumulative Redeemable Preferred Shares, $0.01 par value, represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                        Attorney  to  transfer
-------------------------------------------------------
the said shares on the books of the within-named Trust with full power of substitution in the premises.

Dated
      -------------------          ------------------------------------------
                                   NOTICE: The signature to this assignment must correspond with the name as written upon the form of the Certificate in every particular, without alteration or enlargement or any change whatever.

                               IMPORTANT NOTICE
                               ----------------

     THE TRUST WILL FURNISH TO ANY SHAREHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 8-203(d) OF THE CORPORATIONS AND ASSOCIATIONS ARTICLE OF THE ANNOTATED CODE OF MARYLAND WITH RESPECT TO THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS OF BENEFICIAL INTEREST WHICH THE TRUST HAS AUTHORITY TO ISSUE AND, IF THE TRUST IS AUTHORIZED TO ISSUE ANY PREFERRED SHARES OF ANY SPECIAL CLASS IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF TRUSTEES TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. THE FOREGOING SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO AND QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE DECLARATION OF TRUST, A COPY OF WHICH WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

     THE TRUST WILL FURNISH A FULL STATEMENT OF THE RESTRICTIONS ON TRANSFERABILITY TO ANY SHAREHOLDER OF THE TRUST ON REQUEST AND WITHOUT CHARGE. SUCH REQUEST MUST BE MADE TO THE SECRETARY OF THE TRUST AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT.

                                      17